EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
IN ACCORDANCE WITH 18 U.S.C. SECTION 1350,
AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of VHGI Holdings, Inc. on Form 10-K for the period ending December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof, I, Scott A. Haire, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 16, 2012

/S/    Scott A. Haire
Scott A. Haire,
Chief Financial Officer and Director